SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 14, 2003
                                                          ---------------

                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-14879                 22-2322400
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ              08540
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       (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
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ITEM 9.  REGULATION FD DISCLOSURE  (INFORMATION  FURNISHED  PURSUANT TO ITEM 12,
"DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

         On August 14, 2003, Cytogen Corporation (the "Company") announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

         In accordance with the procedural guidance in SEC Release Nos. 33-8216 and 34-47583, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CYTOGEN CORPORATION



                                      By:  /s/ Michael D. Becker
                                           -----------------------------
                                           Michael D. Becker
                                           President and Chief Executive
                                           Officer

Dated:   August 14, 2003

                                  EXHIBIT INDEX


                      Exhibit No.       Description
                      -----------       -----------

                          99.1          Press release dated August14, 2003.